UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 2004
        -----------------------------------------------------------------



                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 04-1701350                 04-1701350
        ---------------          ----------------             -------------
        (State or other          (Commission File             (IRS Employer
        jurisdiction of                No.)                Identification No.)
        Incorporation)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
                    -----------------------------------------
                    (Registrant's telephone number, including
                                   area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 8, 2004, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation filed a modified plan of reorganization and related documents with the Bankruptcy Court. The modifications were negotiated with representatives of the Asbestos Creditors' Committee, the Future Claimants representative, and other asbestos claimant representatives. A hearing to consider approval of the proposed disclosure statement and plan voting procedures has been scheduled for December 9, 2004. Copies of the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004, and proposed Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                Description
------                -----------

99.1 Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004

99.2 Proposed Disclosure Statement with respect to the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 2004                 AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ---------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                Description

99.1 Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004

99.2 Proposed Disclosure Statement with respect to the Third Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 8, 2004